SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                           [AMENDMENT NO.          ]

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to §240.14a-11(c) or Section 240.14a-12

                            Fidelity Federal Bancorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
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     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:
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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:________________________________________________
     2)  Form Schedule or Registration Statement No.:___________________________
     3)  Filing Party:__________________________________________________________
     4)  Date Filed:____________________________________________________________

                       [FIDELITY FEDERAL BANCORP LOGO]


                        -----------------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         to be held October 15, 1997
                        -----------------------------

     Notice is hereby given that the Annual Meeting of Shareholders of Fidelity Federal Bancorp (the "Company") will be held on October 15, 1997, at 10:00 o'clock a.m., local time, at the downtown office of United Fidelity Bank, fsb, 18 N.W. Fourth Street, Evansville, Indiana.

     The purposes of the meeting are:

     (1) To elect two directors to the Board of Directors to serve for the ensuing term of three years and until their successors are duly elected and qualified;

     (2) To ratify the appointment of Geo. S. Olive & Co. LLC., Certified Public Accountants, as independent public accountants of the Company for the fiscal year ending June 30, 1998; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Other than with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other matters which may properly come before the meeting. The Board of Directors of the Company has fixed the close of business on September 3, 1997, as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment of the Annual Meeting.

                                      By Order of the Board of Directors


                                      JACK CUNNINGHAM
                                      Vice Chairman of the Board of Directors
                                      and Secretary

September 15, 1997

                 IMPORTANT -- PLEASE MAIL YOUR PROXY PROMPTLY

------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED, REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
------------------------------------------------------------------------------

           The date of this Proxy Statement is September 15, 1997.

                              TABLE OF CONTENTS
                                                                 Page
                                                                 ----

INTRODUCTORY STATEMENT . . . . . . . . . . . . . . . . . . . .      1
   Proposals Presented . . . . . . . . . . . . . . . . . . . .      1
   Voting Rights . . . . . . . . . . . . . . . . . . . . . . .      2
   Beneficial Ownership. . . . . . . . . . . . . . . . . . . .      3
   Proxies . . . . . . . . . . . . . . . . . . . . . . . . . .      4
   Solicitation of Proxies . . . . . . . . . . . . . . . . . .      5

ELECTION OF DIRECTORS. . . . . . . . . . . . . . . . . . . . .      5

INFORMATION CONCERNING NOMINEES,
   DIRECTORS AND EXECUTIVE OFFICERS. . . . . . . . . . . . . .      5
   Certain Transactions and Other Matters Between Management
    and the Company  . . . . . . . . . . . . . . . . . . . . .      8
   Board Meetings. . . . . . . . . . . . . . . . . . . . . . .      8
   Board Committees. . . . . . . . . . . . . . . . . . . . . .      8

EXECUTIVE COMPENSATION AND OTHER INFORMATION . . . . . . . . .      9
   Five-Year Total Shareholder Return. . . . . . . . . . . . .      9
   Compensation Committee Report . . . . . . . . . . . . . . .     10
   Compensation Committee Insider Participation. . . . . . . .     12
   Summary Compensation Table. . . . . . . . . . . . . . . . .     12
   1987 Incentive Stock Option Plan. . . . . . . . . . . . . .     13
   1993 Directors' Stock Option Plan  .  . . . . . . . . . . .     13
   1995 Key Employees' Stock Option Plan . . . . . . . . . . .     14
   Option Grants in Last Fiscal Year . . . . . . . . . . . . .     14
   Aggregate Option Exercises in Last Fiscal Year and Fiscal
    Year-End Option Table  . . . . . . . . . . . . . . . . . .     14
   Other Employee Benefit Plans. . . . . . . . . . . . . . . .     15
   Compensation of Directors . . . . . . . . . . . . . . . . .     17
   Security Ownership of Management. . . . . . . . . . . . . .     17
   Security Ownership Reporting. . . . . . . . . . . . . . . .     19

RATIFICATION OF THE APPOINTMENT OF AUDITORS OF THE COMPANY . .     19

SHAREHOLDER PROPOSALS. . . . . . . . . . . . . . . . . . . . .     19

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . .     20

OTHER MATTERS. . . . . . . . . . . . . . . . . . . . . . . . .     20

                       [FIDELITY FEDERAL BANCORP LOGO]


                               PROXY STATEMENT

          ANNUAL MEETING OF SHAREHOLDERS OF FIDELITY FEDERAL BANCORP
                        TO BE HELD ON OCTOBER 15, 1997


                            INTRODUCTORY STATEMENT
                            ----------------------

   This Proxy Statement is being furnished to the shareholders of Fidelity Federal Bancorp (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on October 15, 1997, at 10:00 a.m., local time, at the downtown office of United Fidelity Bank, fsb, 18 N.W. Fourth Street, Evansville, Indiana and any adjournment thereof (the "Annual Meeting").

   The Company is a unitary savings and loan holding company which owns all of the issued and outstanding stock of United Fidelity Bank, fsb (the "Savings Bank") and Village Securities Corporation. The Savings Bank is a federally-chartered stock savings bank with its main office located in Evansville, Indiana. Village Securities Corporation is a discount brokerage.

   The Savings Bank maintains four (4) locations in Evansville. The Savings Bank participates in various real estate activities, including mortgage banking and financing, as well as owning, developing, building, renting, and managing housing developments through its fully-owned subsidiaries, Village Capital Corporation ("VCC") (formerly Fidelity Federal Capital Corporation), Village Community Development Corporation, Village Housing Corporation, and Village Management Corporation. The Company also offers an array of insurance products through Village Insurance Corporation.

PROPOSALS PRESENTED

   At the Annual Meeting, shareholders of the Company will be asked to consider and vote upon the election of two directors to the Board of Directors of the Company to serve for an ensuing term of three years in accordance with the Company's Articles of Incorporation (which call for staggered terms for the Company's Board of Directors), to ratify the appointment of Geo. S. Olive & Co. LLC., Certified Public Accountants, as independent public accountants of the Company for the fiscal year ending June 30, 1998, and to transact such other business as may properly come before the meeting or any adjournment thereof.

   If any other matters should properly come before the meeting, it is intended that the proxies will be voted, with respect to these matters, in accordance with the recommendations of the Board of Directors. Except with respect to procedural matters incident to the conduct of the meeting, management of the Company does not know of any additional matters that may properly come before the Annual Meeting.

   The Proxy Statement, the attached Notice and the enclosed proxy card are being first mailed to shareholders of the Company on or about September 15, 1997.

VOTING RIGHTS

   Only holders of shares of Common Stock of record at the close of business on September 3, 1997 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date there were 2,487,382 shares of Common Stock issued and outstanding. Such shares were held of record by approximately 450 shareholders. There are no other outstanding securities of the Company entitled to vote. The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding as of the Record Date is necessary to constitute a quorum at the Annual Meeting. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matters submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

   Company shareholders of record on the Record Date are entitled to one vote per share on any matter that may properly come before the Annual Meeting, except for the ability to cumulate votes with respect to the election of directors. The Articles of Incorporation of the Company provide that shareholders are entitled to cumulate votes for the election of directors. As such, each shareholder is entitled to vote, in person or by proxy, the number of shares owned by the shareholder for each nominee. Alternatively, each shareholder is entitled to cumulate votes for nominees and give one nominee a number of votes equal to the number of directors to be elected (2 for the Annual Meeting) multiplied by the number of votes to which that shareholder's shares are entitled, or distribute such votes on the same principal among any number of the nominees as such shareholder deems appropriate. However, a shareholder may only cumulate votes for a nominee or nominees whose names have been properly placed in nomination prior to the Annual Meeting. The nominees receiving the highest number of votes, up to the number of directors to be elected, shall be elected. Voting on all other matters to be submitted at the Annual Meeting is non-cumulative.

   The proxies will have full discretion and authority to vote cumulatively and to allocate votes among all or any of the nominees as the Board of Directors may determine. Such grant of discretion and authority to the proxy holders to vote cumulatively may be withheld by checking the box marked "withhold authority" on the enclosed proxy card. Ballots will be available at the Annual Meeting for shareholders desiring to vote in person.

BENEFICIAL OWNERSHIP

   The following table sets forth information regarding the beneficial ownership of Common Stock as of September 1, 1997 by the only persons known by the Company to beneficially own 5% or more of the issued and outstanding shares of Common Stock.



Name and Address of          Amount and Nature of             Percent of Class
Beneficial Owner             Beneficial Ownership (1)
------------------------------------------------------------------------------
Bruce A. Cordingley                285,321 (2)                     10.3%
8888 Keystone Crossing
Suite 900
Indianapolis, IN 46240

M. Brian Davis                     763,888 (3)                     27.5%
700 S. Green River Road
Suite 2000
Evansville, IN 47715

Barry A. Schnakenburg              262,338 (4)                     10.2%
8701 Petersburg Road
Evansville, IN 47711

Rahmi Soyugenc                     171,720                          6.9%
119 LaDonna Blvd.
Evansville, IN 47711

First Financial Fund, Inc.         202,900 (5)                      8.1%
c/o Wellington Management
75 State St.
Boston, MA  02109

Wellington Management Co.          202,900 (6)                      8.1%
75 State St.
Boston, MA  02109


(1) This information is based on Schedule 13D and 13G Reports filed by the beneficial owner with the Securities and Exchange Commission ("SEC") pursuant to applicable provisions of the Securities Exchange Act of 1934 ("Exchange Act"), as of September 1, 1997, and any other information provided to the Company by the beneficial owner. It does not reflect any changes in those shareholdings which may have occurred since that date. Beneficial ownership is direct except as otherwise indicated by footnote.

(2) Includes 3,483 shares held by Pedcor Investments, A Limited Liability Company, as to which Mr. Cordingley is a 47.6% owner and a co-chief executive officer and President. Also includes 39,916 shares which Mr. Cordingley has the right to acquire pursuant to the exercise of stock options granted under the Company's 1993 Directors' Stock Option Plan, 27,720 shares which Mr. Cordingley has the right to acquire pursuant to the exercise of stock options granted under the Company's 1995 Key Employees' Stock Option Plan, 157,059 shares which Mr. Cordingley, Pedcor Investments, and Mr. Cordingley's wife are entitled to purchase upon exercise of 567 warrants acquired pursuant to the 1994 Rights Offering and 56,826 shares which Mr. Cordingley, Pedcor Investments and Mr.

    Cordingley's wife are entitled to purchase upon exercise of 246 warrants acquired in the 1995 Rights Offering.

(3) Includes 11,353 shares which Mr. Davis holds as custodian for his minor daughter and 10,698 shares which Mr. Davis holds as custodian for his minor son. Also includes 115,509 shares which Mr. Davis is entitled to purchase for himself or his minor children upon exercise of 417 warrants acquired pursuant to the 1994 Rights Offering and 93,093 shares entitled to be purchased upon exercise of 403 warrants acquired in the 1995 Rights Offering. Also includes 39,916 shares which Mr. Davis has the right to acquire pursuant to the exercise of stock options granted under the 1993 Directors' Stock Option Plan and 16,632 shares which Mr. Davis has the right to acquire pursuant to the exercise of stock options granted under the Company's 1995 Key Employees' Stock Option Plan. Also includes 84,315 shares of the Company owned by Maybelle R. Davis, the mother of Mr. Davis, as to which shares Mr. Davis has authority to vote pursuant to a Power of Attorney and 14,127 shares Mrs. Davis is entitled to purchase upon exercise of 51 warrants acquired in the 1994 Rights Offering, and 8,085 shares entitled to be purchased upon exercise of 35 Warrants acquired in the 1995 Rights Offering. Also includes 796 shares owned by Mr. Davis' wife.

(4) Includes 1,617 shares held by the spouse of Mr. Schnakenburg, 8,316 shares held as custodian by Mr. Schnakenburg for his minor children living in his home, 24,948 shares held by U.S. Industries Group, Inc., 52,263 shares held by Barry, Inc. and 27,442 shares held by BOAH Associates. Also includes 6,930 shares which Mr. Schnakenburg has the right to acquire through the exercise of stock options granted under the Company's 1993 Directors' Stock Option Plan. Also includes 66,990 shares entitled to be purchased upon exercise of 290 warrants acquired in the 1995 Rights Offering. Also includes 73,832 shares of the Company pursuant to which Mr. Schnakenburg may exercise voting and investment power pursuant to a Power of Attorney.

(5) First Financial Fund, Inc. reports that it had sole voting power and shared dispositive power with respect to the reported shares. These shares are also included in the shares beneficially owned by Wellington Management Company, as investment adviser to First Financial Fund, Inc., as explained in footnote 6.

(6) Wellington Management Company ("WMC"), in its capacity as investment adviser, may be deemed to have beneficial ownership of these shares, which are owned by First Financial Fund, Inc. As of December 31, 1996, WMC reported that it had sole/shared voting power as to 0 shares, and shared dispositive power as to 202,900 shares.

PROXIES

   Each properly executed and returned proxy will be voted at the Annual Meeting in accordance with the instructions thereon. If no instructions are given, the proxy will be voted by the individuals designated as proxies in their discretion and with authority to cumulate votes.

   Any shareholder giving a proxy may revoke it at any time before it is exercised by (i) attending the Annual Meeting, filing a written notice of revocation with the secretary of the Annual

Meeting and voting in person; (ii) executing a written instrument to that effect and delivering it to the Secretary of the Company prior to the Annual Meeting; or (iii) duly executing and delivering a later dated proxy to the Secretary of the Company prior to the Annual Meeting.

SOLICITATION OF PROXIES

   In addition to use of the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors and certain employees who will not be specially compensated for such activity. Brokerage houses, nominees, fiduciaries and other custodians will be requested by the Company to forward soliciting materials to beneficial owners. The Company will bear all expenses in connection with the solicitation of proxies for the Annual Meeting.


                        ITEM 1.  ELECTION OF DIRECTORS
                        ------------------------------

   The Board of Directors of the Company is currently composed of seven members. The Company's Articles of Incorporation divide the Board of Directors into three classes, as nearly equal in size as possible, with one class of Directors elected each year for a three-year term. The terms of Curt
J. Angermeier and Barry A. Schnakenburg expire at the 1997 Annual Meeting of Shareholders. Each of these directors has been nominated for re-election to a three-year term to expire at the 2000 Annual Meeting of Shareholders.

   If for any reason any of these nominees becomes unable or is unwilling to serve at the time of the Annual Meeting, the person named in the enclosed proxy card will have discretionary authority to vote for a substitute nominee or nominees. It is not anticipated that any nominee will be unavailable for election.

   At the Annual Meeting, proxies cannot be voted for a greater number of persons than the number of nominees named.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THOSE INDIVIDUALS NAMED AS NOMINEES IN THE ACCOMPANYING PROXY.


                       INFORMATION CONCERNING NOMINEES,
                       DIRECTORS AND EXECUTIVE OFFICERS
                       --------------------------------

   The following sets forth information as to each nominee for election at the Annual Meeting, each Director continuing in office, and each executive officer of the Company as of June 30, 1997, including their ages, present principal occupations, other business experience during the last five years, directorships in other publicly held companies, and the year they were first elected or appointed to the Board of Directors (if applicable). Each individual's service with the Company began at the formation of the Company in 1993, unless otherwise noted. In addition, all current Directors of the Company are also current Directors of the Savings Bank. All nominees are currently members of the Board of Directors.

   There are no arrangements or understandings between any of the Directors, executive officers or any other person pursuant to which any Director or executive officer has been selected for his or her respective position.

CURT J. ANGERMEIER  Age - 43, term expires in 1997.
------------------

Mr. Angermeier was appointed to the Board of Directors of the Company on March 21, 1996. Mr. Angermeier is a practicing attorney, concentrating on insurance law matters. Mr. Angermeier is a member of the Indiana Bar Association, Indiana Defense Lawyers Association and the Evansville Bar Association.

WILLIAM R. BAUGH  Age - 76, term expires in 1998.
----------------

Mr. Baugh is a Director of the Company and has been Chairman Emeritus of the Board of Directors since October 1994. Mr. Baugh served as Chairman of the Board of Directors of the Company from its formation in 1993 until October 1994. He has been a Director of the Savings Bank since 1955, was Chairman of the Board of the Savings Bank from 1979 until October 1994, and was President of the Savings Bank from 1970 until 1981 and from 1983 until 1986.

BRUCE A. CORDINGLEY  Age - 50, term expires in 1998.
-------------------

Mr. Cordingley is a Director of the Company and has served as Chairman of the Board of Directors since October 1994 and served as Chief Executive Officer of the Company from June 1995, to March 1996. He continues to serve as Chairman of the Board of Directors of the Company and in the other positions discussed below and in these capacities continues to devote significant time to the business of the Company.

Mr. Cordingley also serves as Chairman of the Board of Directors of the Savings Bank, VCC and Village Securities Corporation. Mr. Cordingley is a Director of Village Management Corporation, Village Community Development Corporation, and Village Housing Corporation (the three service corporation subsidiaries of the Savings Bank involved in the development of affordable housing units) and Village Insurance Corporation. Mr. Cordingley has been a Director of the Savings Bank since 1992. Mr. Cordingley is an attorney and was a partner in the law firm of Ice Miller Donadio and Ryan in Indianapolis, Indiana, from 1973 to February 1992. Mr. Cordingley is President of Pedcor Investments, A Limited Liability Company, located in Indianapolis, Indiana, the principal business of which is real estate oriented investments and developments. Mr. Cordingley is also a Director of Flagship Bank, fsb (San Diego, California) and International City Bank, N.A. (Long Beach, California).

JACK CUNNINGHAM  Age - 67, term expires in 1999.
---------------

Mr. Cunningham is a Director of the Company and has served as Vice-Chairman and Secretary of the Company and the Savings Bank since June 1995. He served as President of the Company from May 1994 through October 1994 and as President of the Savings Bank from May 1994 through December 1994. Mr. Cunningham resumed serving as President and CEO of the Savings Bank in March 1997. Mr. Cunningham is a director of Village Management Corporation, Village Community Development Corporation, and Village Housing Corporation (the three service corporation subsidiaries of the Savings Bank involved in the development of affordable housing units) and Village Insurance Corporation and is also the Vice Chairman and a Director of VCC. Mr. Cunningham has been a Director of the Savings Bank since 1985 and an officer of the Savings Bank since 1974.

M. BRIAN DAVIS  Age - 42, term expires in 1998.
--------------

Mr. Davis is a Director of the Company and has served as its President and Chief Operating Officer since June 1995 and CEO since November 1996. Mr. Davis is also a Director of Village Management Corporation, Village Community Development Corporation, and Village Housing Corporation (the three service corporation subsidiaries of the Savings Bank involved in the development of affordable housing units). Mr. Davis is the President of Village Management Corporation, Village Insurance Corporation, Village Community Development Corporation, Village Housing Corporation, VCC and Village Securities Corporation. Mr. Davis has been a Director of the Savings Bank since 1992. Mr. Davis is a partner in the Davis Brothers Real Estate Partnership, located in Evansville, Indiana, which has developed and managed commercial real estate throughout the Midwest. He is also currently President of Southern Investment Corporation, a real estate investment company, and a Director of Evansville Brewing Company.

ROBERT F. DOERTER  Age - 77, term expires in 1999.
-----------------

Mr. Doerter is a Director of the Company, and has been a Director of the Savings Bank since 1968. Mr. Doerter is currently retired.

BARRY A. SCHNAKENBURG  Age - 49, term expires in 1997.
---------------------

Mr. Schnakenburg is a Director of the Company. He has been a Director of the Savings Bank since 1990. Mr. Schnakenburg currently serves as a Director of VCC and as a Director and the Executive Vice-President and Chief Operating Officer of Village Insurance Corporation. Mr. Schnakenburg has served as the President of U.S. Industries Group, Inc. for the past 10 years. U.S. Industries Group, Inc. is a sheet metal and roofing contractor located in Evansville, Indiana.

DONALD R. NEEL  Age - 34.
--------------

Mr. Neel is the Executive Vice-President, Chief Financial Officer, and Treasurer of the Company and the Executive Vice President and Chief Operating Officer of the Savings Bank. Mr. Neel also serves as Treasurer of Village Management Corporation, Village Insurance Corporation, and as Executive Vice President and Treasurer of VCC and as Senior Vice President and Treasurer of Village Securities Corporation, Village Community Development Corporation and Village Housing Corporation. Prior to joining the Savings Bank and the Company in 1993, Mr. Neel served as Vice-President and Controller of INB Banking Company, Southwest (successor to Peoples Bank) from May 1987 through April 1993.

CERTAIN TRANSACTIONS AND OTHER MATTERS BETWEEN MANAGEMENT AND THE COMPANY

   Directors and executive officers of the Company and the Savings Bank and their associates are customers of, and have had transactions with, the Company and the Savings Bank in the ordinary course of business. Comparable transactions may be expected to take place in the future. Directors of the Company may not obtain extensions of credit from the Company. Loans made to non-director officers were made in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable transactions with other persons. These loans did not involve more than the normal risk of collectibility or present other unfavorable features.

   The Office of Thrift Supervision ("OTS"), the primary federal banking regulatory agency of the Savings Bank, by regulation has provided that each director, officer, or affiliated person of a savings association, such as the Savings Bank, has a fundamental duty to avoid placing himself in a position which creates, or which leads to or could lead to, a conflict of interest or appearance of a conflict of interest having an adverse effect upon, among other things, the interests of the members of the savings association or the association's soundness. In addition, the OTS by regulation has stated that the fiduciary relationship owed by a director or officer of a savings association, such as the Savings Bank, includes the duty to protect the association and that the OTS would consider this duty to be breached if such individual would take advantage of a business opportunity for his own or another person's personal benefit or profit when the opportunity is within the corporate powers of the savings association (or its service corporation) and when the opportunity is of a present or potential practical advantage to the savings association. The Board of Directors of the Company and the Savings Bank are aware of these regulations and requirements of the OTS and believe they have conducted, and intend to continue to conduct, themselves in compliance with these requirements at all times.

BOARD MEETINGS

   The Company had 14 Board of Directors meetings during its fiscal year ended June 30, 1997. Each of the incumbent Directors of the Company attended at least 75% of the meetings of the Board of Directors and any committees upon which he or she served during the period which such individual served.

BOARD COMMITTEES

   The Board of Directors has a Nominating Committee which consists of M. Brian Davis (Chairman), Jack Cunningham, and Robert F. Doerter. The Nominating Committee, whose purpose is to nominate directors for election to the Board of Directors, met once during the fiscal year ended June 30, 1997. Under the Company's By-Laws, no nominations for director, except those made by the Nominating Committee, shall be voted upon at the Annual Meeting, unless other nominations by shareholders are made in writing and delivered to the Secretary of the Company not later than the close of business on the tenth day following the date the notice of the Annual Meeting was mailed to shareholders. Shareholders who wish to recommend nominees must do so in writing to the Secretary of the Company as described above.

   The Board of Directors also has an Audit Committee consisting of Curt J. Angermeier (Chairman), William R. Baugh, Robert F. Doerter and Barry A. Schnakenburg. The Audit Committee, whose purpose is to review audit reports and related matters to ensure effective compliance with regulatory and internal policies and procedures, met four times during the fiscal year ended June 30, 1997. The members of the Audit Committee also serve as the committee authorized to direct the grant of options to eligible Key Employees under the 1987 Incentive Stock Option Plan of the Company, the 1993 Directors Stock Option Plan, and the 1995 Key Employees Stock Option Plan.

   The Executive Committee of the Board of Directors serves as the Compensation Committee. The Executive Committee is currently composed of Bruce
A. Cordingley (Chairman), M. Brian Davis, Barry A. Schnakenburg, and Jack Cunningham. The Executive Committee met thirteen times during the fiscal year ended June 30, 1997.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION
                 --------------------------------------------

FIVE-YEAR TOTAL SHAREHOLDER RETURN

   The following indexed graph indicates the Company's total return to its shareholders on its common stock for the past five years, assuming dividend reinvestment, as compared to total return for the NASDAQ Market Index and the Peer Group Index (which is a line-of-business index prepared by an independent third party consisting of savings and loan holding companies or federally chartered savings institutions with the same SIC number as the Company and which have been publicly traded for at least six years). The comparison of total return on investment for each of the periods assumes that $100 was invested on July 1, 1992, in each of the Company, the NASDAQ Market Index and the Peer Group Index. The period prior to November 8, 1993 (the date the Company became the sole shareholder of the Savings Bank pursuant to a reorganization in which the Company exchanged one share of its common stock for each one share of common stock of the Savings Bank outstanding) reflects the stock of the Savings Bank.








              [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK.]

                  COMPARATIVE 5-YEAR CUMULATIVE TOTAL RETURN
                       AMONG FIDELITY FEDERAL BANCORP,
                    NASDAQ MARKET INDEX AND SIC CODE INDEX


                            [CHART APPEARS BELOW]


                    ASSUMES $100 INVESTED ON JULY 1, 1992
                         ASSUMES DIVIDENDS REINVESTED
                       FISCAL YEAR ENDING JUNE 30, 1997

                    1992      1993      1994      1995      1996      1997
                    ----      ----      ----      ----      ----      ----
NASDAQ MARKET
INDEX                100     122.76    134.61    157.88    198.73    239.40
SIC CODE INDEX       100     125.43    145.77    169.86    214.06    335.51
FIDELITY FEDERAL     100     122.76    279.75    508.27    528.88    517.06


COMPENSATION COMMITTEE REPORT

   Decisions on compensation of the Company's executives are made by the Executive Committee of the Board of Directors of the Company, which also serves as the Compensation Committee. All decisions of the Executive Committee relating to the compensation of the Company's officers are reviewed by the full Board. Set forth below is a report submitted by Messrs. Cordingley, Davis, Cunningham and Schnakenburg, in their capacity as the Board's Executive Committee, addressing the Company's compensation policies for 1997 as they affected the Company's executive officers.

   Compensation Policies Toward Executive Officers.
   -----------------------------------------------

   The Executive Committee's executive compensation policies are designed to provide competitive levels of compensation to the executive officers and to reward officers for satisfactory individual performance and for satisfactory performance of the Company as a whole. There are no established goals or standards relating to performance of the Company which have been utilized in setting compensation of individual employees.

   Base Salary.
   -----------

   Each executive officer is reviewed individually by the Executive Committee, which includes an analysis of the performance of the Company. In addition, the review includes, among other things, an analysis of the individual's performance during the past fiscal year, focusing primarily upon the following aspects of the individual's job or characteristics of the individual exhibited during the most recent fiscal year: quality and quantity of work; supervisory skills; dependability; initiative; attendance; overall skill level; and overall value to the Company.

   Other Compensation Plans.
   ------------------------

   At various times in the past the Company has adopted certain broad based employee benefit plans in which the senior executives are permitted to participate on the same terms as non- executive employees who meet applicable eligibility criteria, subject to any legal limitations on the amount that may be contributed or the benefits that may be payable under the plans.

   Benefits.
   --------

   The Company provides medical, defined benefit, and defined contribution plans to the senior executives that are generally available to other Company employees. The amount of perquisites, as determined in accordance with the rules of the SEC relating to executive compensation, did not exceed 10% of salary and bonus for fiscal year 1997.

   Mr. Davis' 1997 Compensation.
   ----------------------------

   Regulations of the Securities and Exchange Commission require that the Executive Committee disclose the Committee's basis for compensation reported for any individual who served as the Chief Executive Officer during the last fiscal year. Mr. Davis' salary is determined in the same manner as discussed above for other senior executives. The Executive Committee believes that Mr. Davis has managed the Company well. Mr. Davis did not participate in the deliberations of the Executive Committee with respect to his compensation level. See "Compensation Committee Insider Participation."

               Current Members of the 1997 Executive Committee:

                             Bruce A. Cordingley
                                M. Brian Davis
                               Jack Cunningham
                            Barry A. Schnakenburg

COMPENSATION COMMITTEE INSIDER PARTICIPATION

   During the past fiscal year, Messrs. Davis, Cordingley and Cunningham, all of whom are Directors and executive officers of the Company, served on the Executive Committee, but did not participate in any discussion or voting with respect to his respective salary as an executive officer and was not present in the room during the discussion by the Executive Committee of his compensation.

SUMMARY COMPENSATION TABLE

   The following table sets forth, for the fiscal years ended June 30, 1997, 1996 and 1995, the cash compensation paid by the Company or its subsidiaries, as well as certain other compensation paid or awarded during those years, to the Chief Executive Officer of the Company at any time during the fiscal year ended June 30, 1997 and the executive officers of the Company whose salary and bonus exceeded $100,000 during the fiscal year ended June 30, 1997.


NAME AND PRINCIPAL        FISCAL            ANNUAL            SECURITIES         ALL OTHER
     POSITION              YEAR          COMPENSATION         UNDERLYING          COMPEN-
                          ENDED             (1)(2)              OPTION           SATION(3)
                         JUNE 30,           SALARY            GRANTS IN
                                                                 YEAR
------------------------------------------------------------------------------------------
Bruce A. Cordingley        1997            $251,293               -0-             $ 2,004
    Chairman               1996            $292,519               -0-             $ 1,496
    and Director           1995            $137,000             46,200               -0-

M. Brian Davis             1997            $236,383               -0-             $ 1,671
    President, CEO,        1996            $197,280               -0-             $   977
    and Director           1995            $ 85,800             27,720               -0-

Jack Cunningham            1997            $127,946               -0-             $ 1,631
    Vice Chairman,         1996            $121,097               -0-             $ 1,539
    Secretary              1995            $ 96,193              6,930            $ 1,244
    and Director



(1) While officers enjoy certain perquisites, such perquisites do not exceed the lesser of $50,000 or 10% of such officer's salary and bonus and are not required to be disclosed by applicable rules of the SEC.

(2) Includes Directors' fees of $17,600 paid to Mr. Cunningham and $15,600 paid to Mr. Cordingley and Mr. Davis for the fiscal year ended June 30, 1997. Also includes Directors' fees of $13,600 paid to Mr. Cunningham and $12,000 paid to Mr. Cordingley and Mr. Davis for the fiscal year ended June 30, 1996, and $12,000 paid during the fiscal year ended June 30, 1995, to Messrs. Cunningham, Cordingley, and Davis.

(3)  Consists of Company contributions under the Company's Retirement Savings
     Plan.

1987 INCENTIVE STOCK OPTION PLAN

   The purpose of the 1987 Incentive Stock Option Plan ("1987 Plan"), is to promote the interests of the Company and its shareholders by providing executives and key employees, upon whose judgment, initiative and industry the Company is largely dependent for the successful conduct and growth of its business, with the incentive to continue their employment with the Company by providing additional incentive through stock ownership, and thereby increasing their proprietary interest in the Company and their personal interest in its continued success and progress.

   The 1987 Plan will expire on November 17, 1997, except outstanding options shall remain in effect until they have been exercised, terminated, forfeited, or have expired. As such, options may be outstanding under the 1987 Plan through November 17, 2007. The number of shares and option exercise prices under the 1987 Plan have been adjusted to reflect a twenty percent stock dividend distributed in 1994, a 2.1 for 1 stock split in 1995, and a 10% stock dividend in 1996.

   Only key employees and officers of the Company and Subsidiaries ("Key Employees") are eligible to participate in the 1987 Plan.

   The 1987 Plan is administered by a committee of three or more directors of the Company ("Committee"), who are not eligible to receive options thereunder. The Committee is authorized to direct the grant of the options to eligible Key Employees, in the amount and on the terms and conditions determined by the Committee. The maximum number of shares of the Company's Common Stock which may be issued under the 1987 Plan is 129,901 which may be authorized but unissued shares, reacquired shares or a combination thereof. The price at which shares may be purchased under each option will be fixed by the Committee but must be at least 100% of the fair market value of the shares on the date the option is granted. The numbers of shares and option exercise prices under the 1987 Plan have been adjusted to reflect a twenty percent stock dividend in 1994, a 2.1 for 1 stock split in 1995, and a 10% stock dividend in 1996.

1993 DIRECTORS' STOCK OPTION PLAN

   The 1993 Directors' Stock Option Plan ("Directors Plan") provides for the grant of non- qualified stock options to individuals who are directors of the Company or any of its subsidiaries to acquire shares of common stock of the Company for a price of not less than $2 above the average of the high and low bid quotations as reported by NASDAQ for the common stock of the Company for the five trading days immediately preceding the date the option is granted. A total of 233,779 shares was reserved for issuance under the Directors Plan.

   The Directors Plan will expire on August 1, 1998, except outstanding options shall remain in effect until they have been exercised, terminated, forfeited, or have expired. As such, options may be outstanding under the Directors Plan through August 1, 2008. The number of shares and option exercise prices under the Directors Plan have been adjusted to reflect a twenty percent stock dividend distributed in 1994, a 2.1 for 1 stock split in 1995, and a 10% stock dividend in 1996.

1995 KEY EMPLOYEES' STOCK OPTION PLAN

   The Key Employees Plan provides for the grant of incentive stock options and non-qualified stock options to acquire shares of common stock of the Company for a price of not less than the fair market value of the share on the date which the option is granted. A total of 236,500 shares was reserved for issuance under the Key Employees Plan. The option price per share for each incentive stock option granted to an employee must not be less than the fair market value of the share of common stock on the date the option is granted. The option price per share for an incentive stock option granted to an employee owning 10% or more of the common stock of the Company must not be less than 110% of the fair market value of the share on the date that the option is granted. The option price per share for non-qualified stock options will be determined by the Administrative Committee of the Key Employees' Plan, but may not be less than 100% of the fair market value of a share of common stock on the date of the grant of the option.

   The Key Employees' Plan will expire on March 15, 2005, except outstanding options will remain in effect until they have been exercised, terminated, forfeited, or have expired. As such, options may be outstanding under the Key Employees' Plan through March 15, 2015. The number of shares and option exercise prices under the Key Employees' Plan have been adjusted to reflect a
2.1 for 1 stock split in 1995, and a 10% stock dividend in 1996.

OPTIONS GRANTS IN LAST FISCAL YEAR

   There were no stock options granted to the named executive officers for the fiscal year ended June 30, 1997.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES TABLE

   The following table shows for the named executive officers the number of shares acquired on exercise and shares covered by both exercisable and non-exercisable stock options as of June 30, 1997. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the fiscal year-end price of Common Stock.


               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
------------------------------------------------------------------------------------------------------------------
                           SHARES          VALUE          NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED
                          ACQUIRED       REALIZED             STOCK OPTIONS               IN-THE-MONEY OPTIONS
                             ON             ($)                  06/30/97                       06/30/97
      NAME                EXERCISE                     ---------------------------     ---------------------------
                             (#)                       Exercisable   Unexercisable     Exercisable   Unexercisable
------------------------------------------------------------------------------------------------------------------
Bruce A. Cordingley        None            N/A           39,916          -0-           $100,987(1)        N.A.
                         exercised                       27,720         18,480            N.A. (2)        N.A.(2)

M. Brian Davis             None            N/A           39,916          -0-           $100,987(3)        N.A.
                         exercised                       16,632         11,088             N.A.(4)        N.A.(4)

Jack Cunningham             407            326            3,831          2,692             N.A.(5)        N.A.(5)


(1) Represents the bid value of the Company's Common Stock at June 30, 1997 ($8.75 per share), less the exercise price ($6.22 per share).

(2) Represents the bid value of the Company's Common Stock at June 30, 1997 ($8.75 per share), less the exercise price ($10.60 per share).

(3) Represents the bid value of the Company's Common Stock at June 30, 1997 ($8.75 per share), less the exercise price ($6.22 per share).

(4) Represents the bid value of the Company's Common Stock at June 30, 1997 ($8.75 per share), less the exercise price ($10.60 per share).

(5) Represents the bid value of the Company's Common Stock at June 30, 1997 ($8.75 per share), less the exercise price ($9.63 per share).

OTHER EMPLOYEE BENEFIT PLANS

   Pension Plan.
   ------------

   The Company currently participates in a defined benefit pension plan sponsored by the Financial Institutions Retirement Fund, a non-profit, tax qualified, tax-exempt pension plan and trust in which Federal Home Loan Banks, savings and loan associations and similar institutions participate ("Pension Plan"). All employees of the Company or its subsidiaries (which excludes non-employee Directors of the Company) (i) who have not attained age sixty (60) prior to being hired and (ii) who work a minimum of 1000 hours per year are covered by the Pension Plan and become participants upon completion of one year of service and attainment of age 21. Participants are not required or allowed to make contributions to the Pension Plan.

   A participant in the Pension Plan is entitled to receive benefits based upon years of service for the Company or its subsidiaries and a percentage of the individual's average annual salary during the five (5) consecutive years of service which produce the highest such average without deduction for Social Security benefits. For purposes of computing benefits, "salary" includes an employee's regular base salary or wage inclusive of bonuses and overtime but exclusive of special payments such as fees, deferred compensation, severance payments and contributions by the Company to the Pension Plan.

   Participants become fully vested in their benefits after completion of five
(5) years of service. Upon attaining age sixty-five (65), participants become one hundred percent (100%) vested in their benefits provided by the Company under the Pension Plan, regardless of the number of their years of service. Benefits are payable at normal retirement age (age 65). The Pension Plan also contains provisions for the payment of benefits on the early retirement, late retirement, death or disability of a participant.

   The regular benefit under the Pension Plan to be paid on a participant's retirement is a monthly pension for the life of a participant with a minimum guaranteed benefit of twelve (12) times the participant's annual retirement benefit under the Pension Plan. Thus, the regular form of all retirement benefits includes not only a retirement allowance, but also a lump sum retirement death benefit which is twelve (12) times the annual retirement benefit less the sum of such retirement benefits made before death. The Pension Plan provides that married participants will receive the regular retirement benefit in the form of an actuarially equivalent joint and survivor annuity. Optional forms of payments are available to all participants; however, married participants must obtain written spousal consent to the distribution of benefits in a form other than a joint and survivor annuity.

   According to the Pension Plan sponsor, the actuaries for the Pension Plan have determined that $64,000 in contributions were required to be made to the Pension Plan by the Company for the plan year ended June 30, 1997.

   The following table shows estimated annual benefits payable at normal retirement to persons in specified remuneration classifications. The benefit amounts presented in the totals are annual pension amounts for the life of the participant, with a minimum guaranteed benefit of twelve (12) times the annual retirement benefit under the Pension Plan, for a participant at normal retirement (age 65) with the years of service set forth below with no deduction for Social Security or other offset amounts. The maximum compensation which may be taken into account for any purpose under the Pension Plan is limited by the Internal Revenue Code to $160,000 for 1997. As of July 1, 1997, Bruce A. Cordingley had 2 years of service, Jack Cunningham had 40 years of service and M. Brian Davis had 2 years of service under the Pension Plan.


--------------------------------------------------------------------------------------
                                  ANNUAL BENEFIT AT NORMAL RETIREMENT
                                            YEARS OF SERVICE
                 ---------------------------------------------------------------------
HIGHEST FIVE-      10        15        20        25         30         35         40
YEAR AVERAGE       --        --        --        --         --         --         --
ANNUAL SALARY
--------------------------------------------------------------------------------------
   $50,000       10,000    15,000    20,000    25,000     30,000     35,000     40,000
   $75,000       15,000    22,500    30,000    37,500     45,000     52,500     60,000
  $100,000       20,000    30,000    40,000    50,000     60,000     70,000     80,000
  $125,000       25,000    37,500    50,000    62,500     75,000     87,500    100,000
  $150,000       30,000    45,000    60,000    75,000     90,000    105,000    120,000
  $175,000       35,000    52,500    70,000    87,500    105,000    122,500    140,000



   Retirement Savings Plan.
   -----------------------

   In 1994 the Company adopted a defined contribution plan under Internal Revenue Code Section 401(k) in which substantially all employees may participate. Under this plan, employees may contribute up to 15% of pay, and contributions up to 6% are supplemented by Company contributions. Such Company contributions are made at the rate of $.25 for each dollar contributed by the participant. Participants may elect to have all or a portion of their contributions made on a tax-deferred basis pursuant to provisions in the plan meeting the requirements of Section 401(k) of the Internal Revenue Code. The Company expense for the plan was $28,000 for the fiscal year ended June 30, 1997.

COMPENSATION OF DIRECTORS

   The Directors of the Savings Bank are compensated for their services in the amount of $1,000 per month (or $12,000 per year) plus an additional $200 per month if the Director attends that month's regularly scheduled Board meeting. Directors receive an additional $200 for attending special meetings of the Board of Directors or committee meetings. The maximum compensation received by any Director for his or her service on the Board was $17,600 for the current year.

   Directors of the Company do not receive compensation for their services in such capacity. However, Directors of the Company may receive stock options pursuant to the Directors Plan. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION -- 1993 Directors' Stock Option Plan."

SECURITY OWNERSHIP OF MANAGEMENT

   The following table sets forth certain information as of September 1, 1997, with respect to the Common Stock of the Company beneficially owned by each Director of the Company and by all Executive Officers and Directors as a group.


NAME                           NUMBER OF SHARES BENEFICIALLY OWNED (1)              PERCENT OF CLASS (1)
--------------------------------------------------------------------------------------------------------
William R. Baugh                                 26,600                                    1.1%
Bruce A. Cordingley (2)                         285,321                                   10.3%
Jack Cunningham (3)                              31,954                                    1.3%
M. Brian Davis (4)                              763,888                                   27.5%
Robert F. Doerter                                 8,593                                    0.4%
Barry A. Schnakenburg (5)                       262,338                                   10.2%
Curt J. Angermeier (6)                           26,938                                    1.1%
All Executive Officers and
   Directors as a Group
   (8 persons) (7)                            1,409,459                                   44.9%



(1) The information contained in this column is based upon information furnished to the Company by the individuals named above as of September 1, 1997. The nature of beneficial ownership for shares shown in this column represent sole or shared voting and investment unless otherwise noted. At September 1, 1997, the Company had 2,487,382 shares of common stock outstanding.

(2) Includes 3,483 shares held by Pedcor Investments, A Limited Liability Company, as to which Mr. Cordingley is a 47.6% owner and a co-chief executive officer and President. Also includes 39,916 shares which Mr. Cordingley has the right to acquire pursuant to the exercise of stock options granted under the Company's 1993 Directors' Stock Option Plan, 27,720 shares which Mr. Cordingley has the right to acquire pursuant to the exercise of stock options granted under the Company's 1995 Key Employees' Stock Option Plan, 157,059 shares which Mr. Cordingley, Pedcor Investments, and Mr. Cordingley's wife are entitled to purchase upon exercise of 567 warrants acquired pursuant to the 1994 Rights Offering and 56,826 shares which Mr. Cordingley, Pedcor Investments and Mr. Cordingley's wife are entitled to purchase upon exercise of 246 warrants acquired in the 1995 Rights Offering.

(3) Includes 13,319 shares held in the name of Mr. Cunningham's wife. Also includes 231 shares which Mr. Cunningham's wife is entitled to purchase upon exercise of 1 warrant acquired pursuant to the 1995 Rights Offering and 3,831 shares which Mr. Cunningham has the right to acquire pursuant to the exercise of stock options granted under the Company's 1995 Key Employees' Stock Option Plan.

(4) Includes 11,353 shares which Mr. Davis holds as custodian for his minor daughter and 10,698 shares which Mr. Davis holds as custodian for his minor son. Also includes 115,509 shares which Mr. Davis is entitled to purchase for himself or his minor children upon exercise of 417 warrants acquired pursuant to the 1994 Rights Offering and 93,093 shares entitled to be purchased upon exercise of 403 warrants acquired in the 1995 Rights Offering. Also includes 39,916 shares which Mr. Davis has the right to acquire pursuant to the exercise of stock options granted under the 1993 Directors' Stock Option Plan, and 16,632 shares which Mr. Davis has the right to acquire pursuant to the exercise of stock options granted under the Company's 1995 Key Employees' Stock Option Plan. Also includes 84,315 shares of the Company owned by Maybelle R. Davis, the mother of Mr. Davis, as to which shares Mr. Davis has authority to vote pursuant to a Power of Attorney. Also includes 14,127 shares Mrs. Davis is entitled to purchase upon exercise of 51 warrants acquired in the 1994 Rights Offering and 8,085 shares entitled to be purchased upon exercise of 35 warrants acquired in the 1995 Rights Offering. Also includes 796 shares owned by Mr. Davis' wife.

(5) Includes 1,617 shares held by the spouse of Mr. Schnakenburg, 8,316 shares held as custodian by Mr. Schnakenburg for his minor children living in his home, 24,948 shares held by U.S. Industries Group, Inc., 52,263 shares held by Barry, Inc. and 27,442 shares held by BOAH Associates. Also includes 6,930 shares which Mr. Schnakenburg has the right to acquire through the exercise of stock options granted under the Company's 1993 Directors' Stock Option Plan. Also includes 66,990 shares entitled to be purchased upon exercise of 290 warrants acquired in the 1995 Rights Offering. Also includes 73,832 shares of the Company pursuant to which Mr. Schnakenburg may exercise voting and investment power pursuant to a Power of Attorney.

(6) Includes 14,968 shares held in a Family Trust of Mr. Angermeier. Also includes 3,047 shares which Mr. Angermeier and the Family Trust are entitled to purchase upon exercise of 11 warrants acquired pursuant to the 1994 Rights Offering, and 1,386 shares which Mr. Angermeier and the Family Trust are entitled to purchase upon exercise of 6 warrants acquired pursuant to the 1995 Rights Offering. Also includes 831 shares which Mr. Angermeier is entitled to purchase upon exercise of 3 warrants acquired pursuant to the

     1994 Rights Offering, and 462 shares which Mr. Angermeier is entitled to purchase upon exercise of 2 warrants acquired pursuant to the 1995 Rights Offering.

(7) Includes 3,319 shares beneficially owned by Donald R. Neel, Executive Vice-President, Chief Financial Officer and Treasurer of the Company, 277 shares Mr. Neel is entitled to purchase upon exercise of 1 warrant acquired in the 1994 Rights Offering, and 231 shares he is entitled to purchase upon exercise of one warrant acquired in the 1995 Rights Offering.

SECURITY OWNERSHIP REPORTING

   Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Company common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the best knowledge of the Company, during the most recent fiscal year ended June 30, 1997, there were no late filings with respect to the Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners.


                 ITEM 2.  RATIFICATION OF THE APPOINTMENT OF
                 -------------------------------------------
                           AUDITORS OF THE COMPANY
                           -----------------------

   The Board of Directors of the Company proposes that the shareholders ratify the appointment of the firm of Geo. S. Olive & Co. LLC., Certified Public Accountants, as independent public accountants for the Company for the fiscal
year ending June 30, 1998.   Representatives of Geo. S. Olive & Co. LLC. are
expected to be present at the meeting and available to respond to appropriate questions. They will be given an opportunity to make a statement if they desire to do so. Geo. S. Olive & Co. LLC. have been the independent auditors of the Company since 1982. In the event the appointment of Geo. S. Olive & Co. LLC. is not ratified by the shareholders, the Board of Directors will consider appointment of other independent public accountants for the fiscal year ending June 30, 1998.

                            SHAREHOLDERS PROPOSALS
                            ----------------------

   Any proposal which a shareholder intends to bring before the next Annual Meeting of Shareholders to be held in 1998 must be received by the Company no later than May 18, 1998 for inclusion in next year's proxy statement. Such proposals should be addressed to Jack Cunningham, Vice Chairman and Secretary of the Company, at 18 N.W. Fourth Street, P.O. Box 1347, Evansville, Indiana 47706-1347.

                            ADDITIONAL INFORMATION
                            ----------------------

   The 1997 Annual Report to Shareholders, containing financial statements for the year ended June 30, 1997, and other information concerning the operations of Company is enclosed herewith, but is not to be regarded as proxy soliciting material.

   UPON WRITTEN REQUEST, FIDELITY FEDERAL BANCORP WILL PROVIDE WITHOUT CHARGE TO EACH SHAREHOLDER A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED JUNE 30, 1997. ALL REQUESTS SHOULD BE ADDRESSED TO:

                   DONALD R. NEEL, CHIEF FINANCIAL OFFICER
                           FIDELITY FEDERAL BANCORP
                     700 S. GREEN RIVER ROAD, SUITE 2000
                                P.O. BOX 5584
                        EVANSVILLE, INDIANA 47716-5584


                                OTHER MATTERS
                                -------------

   The Annual Meeting is called for the purposes set forth in the Notice. The Board of Directors of the Company does not know of any matters for action by shareholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of the printing hereof and which may properly come before the Annual Meeting. It is the intention of the persons named in the Proxy to vote pursuant to the Proxy with respect to such matters in accordance with the recommendations of the Board of Directors.


                                      By Order of the Board of Directors



                                      /s/ JACK CUNNINGHAM
                                      ---------------------------
                                      JACK CUNNINGHAM
                                      VICE CHAIRMAN AND SECRETARY

                           FIDELITY FEDERAL BANCORP
     REVOCABLE PROXY-PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints M. Brian Davis, as proxy, with power of substitution, to represent and to vote all shares of common stock of Fidelity Federal Bancorp ("Fidelity Federal"), which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Fidelity Federal to be held at the downtown office of United Fidelity Bank, fsb, 18. N.W. Fourth Street, Evansville, Indiana, on October 15, 1997 at 10:00 o'clock A.M., local time, and at any adjournment thereof, with all of the powers the undersigned would possess if personally present, including the power to vote cumulatively for the Election of Directors and to allocate votes among all or any of the nominees as the Board of Directors may determine.

Management recommends a vote FOR approval of the election of the nominees for directors listed below and ratification of Geo. S. Olive LLC., as independent public accountants for the Company for the fiscal year ending June 30, 1998. On any other matters that may properly come before the Annual Meeting, this Proxy will be voted in accordance with the recommendations of management of Fidelity Federal.

1.      Election of Directors:   [ ]      For any or either of the nominee(s)
                                          listed below (except as marked to
                                          the contrary below).
                                 [ ]      Withhold authority to vote for all
                                          of the nominees listed below.

        Curt J. Angermeier                         Barry A. Schnakenburg
   (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL, STRIKE A
              LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE)

This proxy, unless otherwise indicated, confers the authority upon the proxy to cumulate votes among any or all of the nominees as the Board of Directors may in their discretion determine. If you wish to withhold this authority to cumulate votes, check the following box. [ ] In such case, shares represented by this proxy will be voted for each of the nominees for whom authority to vote is not withheld.
                          (CONTINUED ON OTHER SIDE)

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                         (CONTINUED FROM OTHER SIDE)
2. Ratification of Geo. S. Olive & Co. LLC., as independent public accountants for the Company for the fiscal year ending June 30, 1998.
        [ ] FOR                  [ ] AGAINST              [ ] ABSTAIN

3. In his discretion on such other matters as may properly come before the Annual meeting.

        ______________________________     ______________________________
        Signature                          (Signature, if held jointly)
                                           Please sign exactly as your name
                                           appears hereon.  Joint owners
                                           should each sign personally.  When
                                           signing in a representative
                                           capacity, such as a trustee,
                                           please indicate the capacity in
                                           which you are signing.

                                           THIS PROXY WILL BE VOTED AS
                                           DIRECTED, BUT IF NOT OTHERWISE
                                           DIRECTED, THIS PROXY WILL BE VOTED
                                           FOR THE ELECTION OF ANY OR ALL OF
                                           THE NOMINEES LISTED ABOVE AND FOR
                                           RATIFICATION OF GEO. S. OLIVE & CO.
                                           LLC., AS INDEPENDENT PUBLIC
                                           ACCOUNTANTS FOR THE COMPANY FOR THE
                                           FISCAL YEAR ENDING JUNE 30, 1998.
                                           PLEASE COMPLETE, SIGN, DATE AND
                                           RETURN THIS PROXY PROMPTLY.



        DATED:________________________________, 1997
        TAX IDENTIFICATION NUMBER:__________________